UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549




                             FORM 8-K



                          CURRENT REPORT



        PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) March 24, 2005


                     MDU Resources Group, Inc.
      (Exact name of registrant as specified in its charter)



        Delaware                 1-3480            41-0423660
(State or other jurisdiction  (Commission       (I.R.S. Employer
    of incorporation)          File Number)    Identification No.)





                        Schuchart Building
                      918 East Divide Avenue
                           P.O. Box 5650
                 Bismarck, North Dakota 58506-5650
             (Address of principal executive offices)
                            (Zip Code)

 Registrant's telephone number, including area code (701) 222-7900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   - Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   - Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   - Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   - Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events.

     On March 24, 2005, MDU Resources Group, Inc. (the "Company") issued a press release announcing that MPX Holdings, the Company's Brazilian partnership with EBX Capital Partners, reached an agreement in principle with Brazilian state-controlled energy firm Petrobras, suspending arbitration proceedings and providing a framework for the sale of its MPX Termoceara, Ltda. generating plant to Petrobras. The press release which is incorporated by reference herein, is attached as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          99   Press Release issued March 24, 2005



                             SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MDU RESOURCES GROUP, INC.

Date   March 24, 2005       BY   /s/ Warren L. Robinson
                                Warren L. Robinson
                                Executive Vice President and
                                  Chief Financial Officer


                           EXHIBIT INDEX

Exhibit Number                       Description of Exhibit

   99                                Press release issued March 24, 2005